Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Aastrom Biosciences, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, R. Douglas Armstrong, Chief Executive Officer and Chairman of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that:
     (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
November 8, 2005

/s/ R. Douglas Armstrong
R. Douglas Armstrong, Ph.D.
Chief Executive Officer and Chairman
(Principal Executive Officer)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Aastrom Biosciences, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerald D. Brennan, Jr., Vice President Administrative and Financial Operations and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that:
     (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
November 8, 2005

/s/ Gerald D. Brennan, Jr.
Gerald D. Brennan, Jr.
Vice President Administrative & Financial
Operations, Chief Financial Officer
(Principal Financial and Accounting Officer)